PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                          STRONG MUNICIPAL INCOME FUNDS
                                 INVESTOR CLASS

                      STRONG HIGH-YIELD MUNICIPAL BOND FUND
                     STRONG INTERMEDIATE MUNICIPAL BOND FUND
                         STRONG MINNESOTA TAX-FREE FUND
                           STRONG MUNICIPAL BOND FUND
                   STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
                      STRONG SHORT-TERM MUNICIPAL BOND FUND
                         STRONG WISCONSIN TAX-FREE FUND

                Supplement to the prospectus dated March 1, 2004,
                        as supplemented on May 21, 2004

STRONG MINNESOTA TAX-FREE FUND
Effective immediately, Mr. Duane A. McAllister, CFA, is the sole Portfolio Manager of the Strong Minnesota Tax-Free Fund. His biography can be found on page 22 of the prospectus.

STRONG WISCONSIN TAX-FREE FUND
Effective immediately, Mr. Lyle J. Fitterer, CFA and CPA, is the sole Portfolio Manager of the Strong Wisconsin Tax-Free Fund. His biography can be found on page 21 of the prospectus.

THE FOLLOWING SUPPLEMENTS THE INFORMATION FOUND IN THE SECTION ENTITLED "WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?" BEGINNING ON PAGE 20:

On May 26, 2004, Strong announced that it reached a definitive agreement with Wells Fargo & Company ("Wells Fargo") to acquire assets of Strong Financial Corporation and certain of its affiliates, including Strong Capital Management, Inc. ("Strong"), the investment advisor to the Strong Family of Funds. As part of the proposed transaction, Strong will be seeking approval from the Board of Directors of the Strong Funds ("Board") on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the applicable Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds. It is not currently anticipated that the Strong High-Yield Municipal Bond Fund will be included as part of these proposals. The Board and Strong will be considering another appropriate course of action for the Fund.

The Wells Fargo transaction, which is anticipated to close in the first quarter of 2005, is subject to a number of conditions, including that the Board must determine whether the transaction is in the best interest of each Strong Fund and its shareholders. If the Board so determines, you will receive additional information from Strong requesting your approval regarding the transaction as it relates to your Strong Fund.

Wells Fargo, a diversified financial services company, was founded in 1852 and is primarily engaged in providing banking, insurance, investments, mortgage, and consumer finance services through its wholly owned subsidiaries. As of March 31, 2004, Wells Fargo had $397 billion in assets, and Wells Fargo Funds Management, LLC, with 69 mutual funds, had over $75 billion in assets.

STRONG HIGH-YIELD MUNICIPAL BOND FUND
Effective immediately, the Fund will close to new shareholders. Additionally, the Fund will no longer accept additional investments by current shareholders, except for shares purchased through the automatic reinvestment of dividends and distributions.


             The date of this Prospectus Supplement is July 8, 2004.











RT45611 07-04                                                MS0704/WH2104 07-04